SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13300	54-1719854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1680 Capital One Drive, McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 9, 2006, Capital One Financial Corporation (“Capital One”) entered into a $4.2 billion syndicated bridge loan agreement (the “Bridge Loan Agreement”) arranged by J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. Capital One entered into the Bridge Loan Agreement to finance, on an interim basis, up to $4.2 billion of the cash consideration payable to shareholders of North Fork Bancorporation, Inc. (“North Fork”) in connection with the Agreement and Plan of Merger by and between North Fork and Capital One dated as of March 12, 2006. A copy of the Bridge Loan Agreement was filed as Exhibit 10.1 to Capital One’s Quarterly Report on Form 10-Q for the period ended June 30, 2006.

Since May 9, 2006, Capital One has issued a combination of capital securities, senior notes and subordinated notes in an aggregate amount equal to approximately $4.2 billion. On September 21, 2006, pursuant to Section 2.03(d) of the Bridge Loan Agreement, Capital One notified JPMorgan Chase Bank, N.A., as administrative agent, of the termination of the commitments by the lenders under the Bridge Loan Agreement effective as of September 29, 2006. Under the terms of the Bridge Loan Agreement, the terminated commitments may not be reinstated.

Additional Information About the Capital One – North Fork Transaction

In connection with the proposed merger of Capital One and North Fork, Capital One filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork mailed the joint proxy statement/prospectus to their respective stockholders on or about July 14, 2006. Investors and security holders are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain a free copy of the definitive joint proxy statement/prospectus and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION
Date: September 29, 2006
/s/ John G. Finneran, Jr.
Name: John G. Finneran, Jr.
Title: General Counsel and Corporate Secretary

3